SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) –August 4, 2003

TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-27312	25-1537134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip code)

Registrant’s telephone number, including area code — (412) 820-1400

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description

99.1	Information furnished pursuant to Regulation FD
(17 CFR 243.100 — 243.103)

ITEM 9. REGULATION FD DISCLOSURE

The Registrant elects to disclose under this Item 9 pursuant to Regulation FD (17 CFR 243.100 — 243.103) the information contained in Exhibit 99.1 furnished herewith, which information is incorporated in this Item 9 by reference. Such information shall not be deemed to be filed hereunder for purposes of liability under the Securities Exchange Act of 1934 or for purposes of incorporation by reference in any registration statement filed by the Registrant under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC

Date: August 4, 2003	By:	/s/Christian L. Allison

Christian L. Allison
Chief Executive Officer

EXHIBIT INDEX
(Pursuant to Item 601 of Regulation S-K)

Exhibit
Number	Description and Method of Filing

99.1	Information furnished pursuant to Regulation FD, filed herewith.